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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)



           Delaware                     0-692                   46-0172280
(State or other jurisdiction       (Commission File           (IRS Employer
       of incorporation)               Number)              Identification No.)


             125 South Dakota Avenue                           57104
            Sioux Falls, South Dakota                        (Zip Code)
    (Address of principal executive offices)


                                 (605) 978-2908
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                             (Registrant's telephone
                          number, including area code)


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Item 5.    Other Events

On May 23, 2003, NorthWestern Corporation (the "Company") issued a press release announcing that the Company's Board of Directors had elected to defer interest payments on the subordinated debentures of all series of its trust preferred securities. As a result, cash distributions on all series of the trust preferred securities issued by the Company's affiliated trusts have been deferred.




Item 7.      Financial Statements and Exhibits

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
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99.1*        Press Release of NorthWestern Corporation dated May 23, 2003
* filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NorthWestern Corporation


                          By:   /s/ Eric R. Jacobsen
                               ------------------------------------
                               Eric R. Jacobsen
                               Senior Vice President, General Counsel
                               and Chief Legal Officer

Date:  May 23, 2003


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                                Index to Exhibits
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EXHIBIT NO.  DESCRIPTION OF DOCUMENT
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99.1*        Press Release of NorthWestern Corporation dated May 23, 2003
* filed herewith


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